                                                                    EXHIBIT 99.3

                            COMPANY VOTING AGREEMENT


        THIS COMPANY VOTING AGREEMENT is entered into as of June __, 2000, by and between MOLECULAR DEVICES CORPORATION, a Delaware corporation ("PARENT"), and __________ ("STOCKHOLDER").

                                    RECITALS

        A. Parent, Mercury Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and LJL BioSystems, Inc., a Delaware corporation (the "COMPANY"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "REORGANIZATION AGREEMENT") which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "MERGER").

        B. In order to induce Parent and Merger Sub to enter into the Reorganization Agreement, Stockholder is entering into this Company Voting Agreement.

                                    AGREEMENT

        The parties to this Company Voting Agreement, intending to be legally bound, agree as follows:

        SECTION 8. CERTAIN DEFINITIONS

            For purposes of this Company Voting Agreement:

                (a) "COMPANY COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Company.

                (b) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Reorganization Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.

                (c) Stockholder shall be deemed to "OWN" or to have acquired "Ownership" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

                (d) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

                (e) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of


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Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

                (f) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

        SECTION 9. TRANSFER OF SUBJECT SECURITIES

            9.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Stockholder agrees that, during the period from the date of this Company Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have: (a) executed a counterpart of this Company Voting Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Company Voting Agreement; provided, however, that nothing contained herein will be deemed to restrict the exercise by Stockholder of options to acquire Company Common Stock.

            9.2 TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Company Voting Agreement through the Expiration Date, so long as such shares are Owned by Stockholder, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and
(b) except pursuant to this Company Voting Agreement, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

        SECTION 10. VOTING OF SHARES

            10.1 VOTING AGREEMENT. Stockholder agrees that, during the period from the date of this Company Voting Agreement through the Expiration Date:

                (a) at any meeting of stockholders of the Company at which matters relating to the Merger, the Reorganization Agreement or any actions contemplated thereby, however called, Stockholder shall (unless otherwise directed in writing by Parent) cause all outstanding shares of Company Common Stock that are Owned by Stockholder as of the record date fixed for such meeting to be voted in favor of the approval and adoption of the Reorganization Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement; and

                (b) in the event written consents are solicited or otherwise sought from stockholders of the Company with respect to the approval or adoption of the Reorganization


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Agreement, with respect to the approval of the Merger or with respect to any of the other actions contemplated by the Reorganization Agreement, Stockholder shall (unless otherwise directed in writing by Parent) cause to be executed, with respect to all shares of Company Common Stock that are Owned by Stockholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.

            10.2 This Company Voting Agreement is intended to bind Stockholder only with respect to the specific matters set forth herein, and shall not prohibit Stockholder from acting in accordance with his fiduciary duties as an officer or director of the Company. Stockholder will retain at all times the right to vote the Stockholder's Subject Securities, in Stockholder's sole discretion, on all matters other than those set forth in this Section 3.1 which are at any time or from time to time presented to the Company's stockholders generally.

            10.3 PROXY. Contemporaneously with the execution of this Company Voting Agreement: (i) Stockholder shall deliver to Parent a proxy in the form attached to this Company Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY"); and (ii) Stockholder shall use his, her or its reasonable best efforts to cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

        SECTION 11. WAIVER OF APPRAISAL RIGHTS

        Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of the ownership of any outstanding shares of Company Common Stock or other security Owned by Stockholder.

        SECTION 12. NO SOLICITATION

        Stockholder agrees that, during the period from the date of this Company Voting Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his Representatives (as defined in the Reorganization Agreement) do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in the Reorganization Agreement) or take any action that could reasonably be expected to lead to an Acquisition Proposal;
(ii) furnish any non-public information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal. The restrictions and covenants in this Section 5 shall apply to Stockholder only in his capacity as a stockholder and not to Stockholder in his capacity as a director or officer of the Company.


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        SECTION 13. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Stockholder hereby represents and warrants to Parent as follows:

            13.1 AUTHORIZATION, ETC. Stockholder has the right, power, authority and capacity to execute and deliver this Company Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Company Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and, assuming the due authorization, execution, and delivery by Parent, constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

            13.2 NO CONFLICTS OR CONSENTS

                (a) The execution and delivery of this Company Voting Agreement and the Proxy by Stockholder do not, and the performance of this Company Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

                (b) The execution and delivery of this Company Voting Agreement and the Proxy by Stockholder do not, and the performance of this Company Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

            13.3 TITLE TO SECURITIES. As of the date of this Company Voting
Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof;
(b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof;
(c) Stockholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

            13.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Company Voting Agreement are accurate in all respects as of the date of this Company Voting Agreement, will be accurate in all respects at all times through the Expiration


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Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date (except with respect to the representations set forth in Section 6.3 in cases where Stockholder has Transferred shares of Company Common Stock in accordance with the terms and provisions of Section 2 of this Company Voting Agreement).

        SECTION 14. ADDITIONAL COVENANTS OF STOCKHOLDER

            14.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder shall (at Parent's expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Parent's expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Company Voting Agreement.

            14.2 LEGEND. As soon as practicable after the execution of this Company Voting Agreement (and from time to time upon the acquisition by Stockholder of Ownership of any shares of Company Common Stock prior to the Expiration Date), Stockholder shall submit to the Company's transfer agent each certificate evidencing any outstanding shares of Company Common Stock or other securities of the Company Owned by Stockholder and instruct that such certificate be imprinted with a legend in the following form:

THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE COMPANY VOTING AGREEMENT DATED AS OF JUNE , 2000 BETWEEN MOLECULAR DEVICES CORPORATION AND , AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF MOLECULAR DEVICES CORPORATION.

        SECTION 15. MISCELLANEOUS

            15.1 EXPENSES. Except as contemplated by Section 7.1 All costs and expenses incurred in connection with the transactions contemplated by this Company Voting Agreement shall be paid by the party incurring such costs and expenses.

            15.2 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Company Voting Agreement shall be in writing and shall be deemed properly delivered, given and received
(a) upon receipt when delivered by hand, or (b) two business days after sent by courier or express delivery service or by facsimile, provided that in each case the notice or other communication is sent to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

               IF TO STOCKHOLDER:

                      at the address set forth below Stockholder's signature on the signature page hereof


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               WITH A COPY TO:

                      Venture Law Group
                      2800 Sand Hill Road
                      Menlo Park, CA 94025
                      Palo Alto, CA 94306
                      Attn:  Mark Weeks and
                      Steven Tonsfeldt
                      Facsimile:  (650) 233-8386

               IF TO PARENT:

                      Molecular Devices Corporation
                      1311 Orleans Drive
                      Sunnyvale, CA 94089
                      Attn:  Joseph D. Keegan, Ph.D.
                      Tel: (408) 747-1700
                      Fax: (408) 747-3699

            15.3 SEVERABILITY. If any provision of this Company Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Company Voting Agreement. Each provision of this Company Voting Agreement is separable from every other provision of this Company Voting Agreement, and each part of each provision of this Company Voting Agreement is separable from every other part of such provision.

            15.4 ENTIRE AGREEMENT. This Company Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Company Voting Agreement or the Proxy shall be binding upon either party unless made in writing and signed by both parties.

            15.5 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Company Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Company Voting Agreement shall be binding upon Stockholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of Parent and its successors



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and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Company Voting Agreement, this Company Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Company Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

            15.6 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Company Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Company Voting Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.6, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

            15.7 NON-EXCLUSIVITY. The rights and remedies of Parent under this Company Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Company Voting Agreement, and the obligations and liabilities of Stockholder under this Company Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Company Voting Agreement shall limit any of Stockholder's obligations, or the rights or remedies of Parent, under any Affiliate Agreement between Parent and Stockholder; and nothing in any such Affiliate Agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of Parent, under this Company Voting Agreement.

            15.8 GOVERNING LAW; VENUE.

                (a) This Company Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

                (b) Any legal action or other legal proceeding relating to this Company Voting Agreement or the Proxy or the enforcement of any provision of this Company Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the County of Santa Clara, California.
Stockholder: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Santa Clara, California (and each appellate court located in the State of California), in connection with any such legal proceeding; (ii) agrees that service of any process, summons, notice or



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document by U.S. mail addressed to him at the address set forth in Section 8.2 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding; (iii) agrees that each state and federal court located in the County of Santa Clara, California, shall be deemed to be a convenient forum; and (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Santa Clara, California, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Company Voting Agreement or the subject matter of this Company Voting Agreement may not be enforced in or by such court. Nothing contained in this Section 8.8(b) shall be deemed to limit or otherwise affect the right of Parent to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.

                (c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS COMPANY VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS COMPANY VOTING AGREEMENT OR THE PROXY.

            15.9 COUNTERPARTS. This Company Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

            15.10 CAPTIONS. The captions contained in this Company Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Company Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Company Voting Agreement.

            15.11 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Company Voting Agreement or the enforcement of any provision of this Company Voting Agreement is brought by one party against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

            15.12 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Company Voting Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Company Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Company Voting Agreement, or any power, right, privilege or remedy of Parent under this Company Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.



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            15.13 CONSTRUCTION.

                (a) For purposes of this Company Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

                (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Company Voting Agreement.

                (c) As used in this Company Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                (d) Except as otherwise indicated, all references in this Company Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Company Voting Agreement and Exhibits to this Company Voting Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, Parent and Stockholder have caused this Company
Voting Agreement to be executed as of the date first written above.

                                     MOLECULAR DEVICES CORPORATION


                                     By:_______________________________________
                                                       (Signature)

                                        _______________________________________
                                                      (Print Name)

                                     STOCKHOLDER

                                     __________________________________________
                                                       (Signature)

                                     __________________________________________
                                                      (Print Name)
                                     Address: _________________________________

                                              _________________________________

                                     Facsimile: _______________________________



SHARES HELD OF RECORD       OPTIONS AND OTHER RIGHTS       ADDITIONAL SECURITIES
                                                            BENEFICIALLY OWNED


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                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY


        The undersigned stockholder of LJL BioSystems, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes [_____________] and Molecular Devices Corporation, a Delaware corporation ("PARENT"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights, for the limited purposes set forth herein, with respect to (i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire of record on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Company Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "COMPANY VOTING AGREEMENT"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Merger Sub and the Company (the "REORGANIZATION AGREEMENT").

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the effective time of the merger contemplated thereby (the "MERGER") at any meeting of the stockholders of the Company at which matters relating to the Merger, the Reorganization Agreement or any actions contemplated thereby, however called, or in connection with any solicitation of written consents from stockholders of the Company, in favor of the approval and adoption of the Reorganization Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement.

        The undersigned may vote the Shares on all other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof


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

under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate upon the earlier of the valid termination of the Reorganization Agreement or the effective time of the Merger.

Dated:  June ____ , 2000                    ____________________________________
                                                         (Signature)

                                            ____________________________________
                                                        (Print Name)

                                            NUMBER OF SHARES OF COMMON STOCK OF
                                            THE COMPANY OWNED OF RECORD AS OF
                                            THE DATE OF THIS PROXY:
                                            ____________________________________


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

                                IRREVOCABLE PROXY

        The undersigned stockholder of LJL BioSystems, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes [_____________] and Molecular Devices Corporation, a Delaware corporation ("PARENT"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights, for the limited purposes set forth herein, with respect to (i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire of record on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Company Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "COMPANY VOTING AGREEMENT"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Merger Sub and the Company (the "REORGANIZATION AGREEMENT").

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the effective time of the merger contemplated thereby (the "MERGER") at any meeting of the stockholders of the Company at which matters relating to the Merger, the Reorganization Agreement or any actions contemplated thereby, however called, or in connection with any solicitation of written consents from stockholders of the Company, in favor of the approval and adoption of the Reorganization Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement.

        The undersigned may vote the Shares on all other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        This proxy shall terminate upon the earlier of the valid termination of the Reorganization Agreement or the effective time of the Merger.

Dated:  June ____ , 2000                    ____________________________________
                                                          (Signature)

                                            ____________________________________
                                                         (Print Name)

                                            NUMBER OF SHARES OF COMMON STOCK OF
                                            THE COMPANY OWNED OF RECORD AS OF
                                            THE DATE OF THIS PROXY:
                                            ____________________________________



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